Exhibit 99.1
Media Contacts:
Michael D. Porcelain, Senior Vice President and Chief Financial Officer
(631) 962-7103
Info@comtechtel.com

COMTECH TELECOMMUNICATIONS CORP. ANNOUNCES
RESULTS FOR FISCAL 2016 FOURTH QUARTER AND FULL YEAR AND
PROVIDES FISCAL 2017 GUIDANCE

Melville, New York – October 6, 2016 – Comtech Telecommunications Corp. (NASDAQ: CMTL) today reported its operating results for the fourth quarter and fiscal year ended July 31, 2016. The Company also announced financial targets for its 2017 fiscal year.

2016 Fourth Quarter Highlights

•
Net sales for the three months ended July 31, 2016 were $152.4 million compared to $77.5 million for the three months ended July 31, 2015. The period-over-period increase in net sales reflects incremental sales of approximately $85.4 million as a result of the acquisition of TeleCommunication Systems, Inc. ("TCS"), partially offset by lower sales of legacy Comtech products. As previously announced, the TCS acquisition closed on February 23, 2016.

•
The Company achieved bookings of approximately $202.8 million during the fourth quarter of fiscal 2016 which translates into a book-to-bill ratio (bookings divided by net sales) for the quarter of 1.33 compared with an average book-to-bill ratio of 0.96 for the prior three quarters.

•	Backlog as of July 31, 2016 was $484.0 million.

•
Operating income was $7.5 million. During the fourth quarter, the Company expensed $0.6 million of pre-tax acquisition plan expenses, related to the Company's acquisition of TCS. Excluding these expenses, the Company would have reported operating income for the fourth quarter of $8.1 million.

•	GAAP net income was $2.7 million, or $0.14 per diluted share, for the three months ended July 31, 2016.

•	Adjusted EBITDA was $18.8 million. Adjusted EBITDA is a Non-GAAP financial measure that the Company defines and reconciles to the most directly comparable GAAP financial measure in the below table.

•
As of July 31, 2016 the Company had $66.8 million of cash and cash equivalents which does not reflect the quarterly dividend payment of $7.0 million that was paid on August 19, 2016. In June 2016, the Company sold an aggregate of 7,145,000 shares of its common stock in a public offering resulting in net proceeds to the Company of $95.0 million.

2016 Fiscal Year Highlights

•
Net sales for the fiscal year ended July 31, 2016 were $411.0 million compared to $307.3 million for the fiscal year ended July 31, 2015. The year-over-year increase in net sales reflects incremental sales of approximately $151.4 million as a result of the acquisition of TCS in the third fiscal quarter, partially offset by lower sales of legacy Comtech products.

•	The Company achieved bookings of approximately $451.3 million during fiscal 2016, which translates into a book-to-bill ratio (bookings divided by net sales) for the year of 1.10.

•
Operating loss was $0.6 million for the fiscal year ended July 31, 2016. During the fiscal year ended July 31, 2016, we expensed $21.3 million of pre-tax acquisition plan expenses, almost all of which relate to the Company's acquisition of TCS. Excluding these expenses, we would have reported operating income for fiscal year ended July 31, 2016 of $20.7 million.

•	GAAP net loss was $7.7 million, or $(0.46) per diluted share, for the fiscal year ended July 31, 2016.

•	Adjusted EBITDA was $48.1 million for the fiscal year ended July 31, 2016.

2017 Fiscal Year Financial Targets

•	Revenue goal of approximately $600.0 million.

•	GAAP diluted EPS goal of approximately $0.30.

•	Adjusted EBITDA goal of approximately $70.0 million.

•	Total annual amortization of intangibles is expected to range from $22.0 million to $24.0 million.

•	Total depreciation expense is expected to range from $16.0 million to $18.0 million.

•	Total amortization of stock-based compensation is expected to be approximately $5.0 million.

•	Interest expense is expected to reflect a rate (including amortization of deferred financing costs) of 5.0% to 6.0%.

•	The Company's effective income tax rate (excluding discrete tax items in fiscal 2017) is expected to approximate 33.0%.

•
Based on the anticipated timing of shipments and performance related to orders currently in backlog as well as expected orders, the Company anticipates its financial performance to be heavily weighted toward the second half of fiscal 2017 with fourth quarter net sales, operating income and Adjusted EBITDA expected to be the peak quarter, by far. As a result, the Company expects to report an operating loss in the first quarter of fiscal 2017 with each of the subsequent fiscal 2017 quarters being profitable.

The Company's fiscal 2017 Adjusted EBITDA target includes twelve full months of TCS operations and synergies obtained to date. The Company’s fiscal 2017 financial targets also reflect a tactical shift in strategy, particularly in the Government Solutions segment, as the Company intends to focus less on large commodity service contracts with more emphasis on winning small contracts for the Company's niche products with higher margins. The Company's fiscal 2017 targets also reflect costs associated with September 2016 leadership changes, as well as expected legal expenses associated with legacy TCS intellectual property matters which are discussed in more detail in the Company’s Form 10-K filed with the Securities and Exchange Commission ("SEC") earlier today.

In commenting on the Company's performance during the fourth quarter of fiscal 2016, Fred Kornberg, President and Chief Executive Officer, noted “The fourth quarter was an outstanding finish to a transformative year for Comtech. The fundamentals of our two business segments are solid and we see strong demand for our product and service offerings, as evidenced by recent order activity. I am excited about 2017 and believe it will be the first of many years of sustainable growth.”

Additional information about the Company’s fiscal 2017 guidance is included in the Company’s fourth quarter investor presentation which is located on the Company’s website at www.comtechtel.com.

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Conference Call
The Company has scheduled an investor conference call for 8:30 AM (ET) on Friday, October 7, 2016. Investors and the public are invited to access a live webcast of the conference call from the Investor Relations section of the Comtech web site at www.comtechtel.com. Alternatively, investors can access the conference call by dialing (877) 876-9177 (domestic), or (785) 424-1666 (international) and using the conference I.D. "Comtech." A replay of the conference call will be available for seven days by dialing (800) 839-1198 or (402) 220-0458. In addition, an updated investor presentation, including earnings guidance, is available on the Company's web site.

About Comtech
Comtech Telecommunications Corp. designs, develops, produces and markets innovative products, systems and services for advanced communications solutions. The Company sells products to a diverse customer base in the global commercial and government communications markets.

Cautionary Statement Regarding Forward-Looking Statements
Certain information in this press release contains forward-looking statements, including but not limited to, information relating to the Company's future performance and financial condition, plans and objectives of the Company's management and the Company's assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under the Company's control which may cause its actual results, future performance and financial condition, and achievement of plans and objectives of the Company's management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, among other things: the possibility that the expected synergies from the acquisition of TeleCommunication Systems, Inc. ("TCS") will not be fully realized, or will not be realized within the anticipated time period; the risk that Comtech’s and TCS’s businesses will not be integrated successfully; the possibility of disruption from the acquisition, making it more difficult to maintain business and operational relationships or retain key personnel; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's and TCS's legacy legal proceedings, customer claims for indemnification, and other similar matters; risks associated with Comtech’s obligations under its Secured Credit Facility and acquisition debt; risks associated with the Company's large contracts; and other factors described in this and the Company's other filings with the SEC.

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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Consolidated Statements of Operations

	(Unaudited)		(Audited)
	Three months ended July 31,		Twelve months ended July 31,
	2016	2015	2016	2015

Net sales	$152,377,000	$77,463,000	$411,004,000	$307,289,000
Cost of sales	90,171,000	44,087,000	239,767,000	168,405,000
Gross profit	62,206,000	33,376,000	171,237,000	138,884,000

Expenses:
Selling, general and administrative	34,114,000	16,123,000	94,932,000	62,680,000
Research and development	13,974,000	7,649,000	42,190,000	35,916,000
Acquisition plan expenses	587,000	—	21,276,000	—
Amortization of intangibles	6,067,000	1,529,000	13,415,000	6,211,000
	54,742,000	25,301,000	171,813,000	104,807,000

Operating income (loss)	7,464,000	8,075,000	(576,000)	34,077,000

Other expenses (income):
Interest expense and other	4,129,000	73,000	7,750,000	479,000
Interest income and other	93,000	(124,000)	(134,000)	(405,000)

Income (loss) before provision for income taxes	3,242,000	8,126,000	(8,192,000)	34,003,000
Provision for (benefit from) income taxes	540,000	2,651,000	(454,000)	10,758,000

Net income (loss)	$2,702,000	$5,475,000	$(7,738,000)	$23,245,000

Net income (loss) per share:
Basic	$0.14	$0.34	$(0.46)	$1.43
Diluted	$0.14	$0.34	$(0.46)	$1.42

Weighted average number of common shares outstanding – basic	19,318,000	16,153,000	16,972,000	16,203,000

Weighted average number of common and common equivalent shares outstanding – diluted	19,341,000	16,277,000	16,972,000	16,418,000

Dividends declared per issued and outstanding common share as of the applicable dividend record date	$0.30	$0.30	$1.20	$1.20

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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Consolidated Balance Sheets
(Audited)

	July 31, 2016	July 31, 2015
Assets
Current assets:
Cash and cash equivalents	$66,805,000	$150,953,000
Accounts receivable, net	150,967,000	69,255,000
Inventories, net	71,354,000	62,068,000
Prepaid expenses and other current assets	14,513,000	7,396,000
Deferred tax asset, net	—	11,084,000
Total current assets	303,639,000	300,756,000

Property, plant and equipment, net	38,667,000	15,370,000
Goodwill	287,618,000	137,354,000
Intangibles with finite lives, net	284,694,000	20,009,000
Deferred financing costs, net	3,309,000	—
Other assets, net	3,269,000	388,000
Total assets	$921,196,000	$473,877,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$33,462,000	$15,708,000
Accrued expenses and other current liabilities	98,034,000	29,470,000
Dividends payable	7,005,000	4,839,000
Customer advances and deposits, current	29,665,000	14,320,000
Current portion of long-term debt	11,067,000	—
Current portion of capital lease obligations	3,592,000	—
Interest payable	1,321,000	—
Total current liabilities	184,146,000	64,337,000

Non-current portion of long-term debt, net	239,969,000	—
Non-current portion of capital lease obligations	4,021,000	—
Income taxes payable	2,992,000	1,573,000
Deferred tax liability, net	9,798,000	2,925,000
Customer advances and deposits, non-current	5,764,000	—
Other liabilities	4,105,000	3,633,000
Total liabilities	450,795,000	72,468,000
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $.10 per share; shares authorized and unissued 2,000,000	—	—
Common stock, par value $.10 per share; authorized 100,000,000 shares; issued 38,367,997 shares and 31,165,401 shares at July 31, 2016 and 2015, respectively	3,837,000	3,117,000
Additional paid-in capital	524,797,000	427,083,000
Retained earnings	383,616,000	413,058,000
	912,250,000	843,258,000
Less:
Treasury stock, at cost (15,033,317 shares at July 31, 2016 and 2015)	(441,849,000)	(441,849,000)
Total stockholders’ equity	470,401,000	401,409,000
Total liabilities and stockholders’ equity	$921,196,000	$473,877,000
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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(Unaudited)

Use of Non-GAAP Financial Measures
In order to provide investors with additional information regarding its financial results, this press release contains "Non-GAAP financial measures" under the rules of the SEC. The Company's Adjusted EBITDA is a Non-GAAP measure that represents earnings before interest, income taxes, depreciation and amortization of intangibles, amortization of stock-based compensation, acquisition plan expenses and strategic alternatives analysis expenses. The Company's definition of Adjusted EBITDA may differ from the definition of EBITDA used by other companies and may not be comparable to similarly titled measures used by other companies, including a similarly titled measure previously utilized by TCS. Adjusted EBITDA is also a measure frequently requested by the Company's investors and analysts. The Company believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing its ability to generate cash flow and service debt. These Non-GAAP financial measures have limitations as an analytical tool as they exclude the financial impact of transactions necessary to conduct Comtech’s business, such as the granting of equity compensation awards, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. These measures are adjusted as described in the reconciliation of GAAP to Non-GAAP in the below table, but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring. Non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, financial measures determined in accordance with GAAP. Investors are advised to carefully review the GAAP financial results that are disclosed in Comtech’s SEC filings. The Company has not quantitatively reconciled its fiscal 2017 Adjusted EBITDA target to the most directly comparable GAAP measure because items such as stock-based compensation, adjustments to the provision for income taxes, amortization of intangibles, costs related to its acquisition plan and interest expense are certain items that impact these measures, have not yet occurred, are out of the Company's control, or cannot be predicted. For example, quantification of stock-based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable. Accordingly, reconciliations to the Non-GAAP forward looking metrics are not available without unreasonable effort and such unavailable reconciling items could significantly impact the Company's financial results.

	Three months ended July 31,		Twelve months ended July 31,
	2016	2015	2016	2015

Reconciliation of GAAP Net Income to Adjusted EBITDA:
GAAP net (loss) income	$2,702,000	5,475,000	(7,738,000)	23,245,000
Income taxes	540,000	2,651,000	(454,000)	10,758,000
Net interest (income) expense and other	4,222,000	(51,000)	7,616,000	74,000
Amortization of stock-based compensation	951,000	721,000	4,117,000	4,363,000
Depreciation and other amortization	9,819,000	3,158,000	23,245,000	12,736,000
Acquisition plan expenses	587,000	—	21,276,000	—
Strategic alternatives analysis expenses	—	—	—	585,000
Adjusted EBITDA	$18,821,000	11,954,000	48,062,000	51,761,000

ECMTL
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